Exhibit 10.2

Corsico, dated  18 February 2010

EXTENSION OF FIXED TERM EMPLOYMENT AGREEMENT

This extension of the fixed term Employment Agreement (“the Agreement”) in force between FOSTER WHEELER GLOBAL E&C SRL (“the Company”) and Mr. UMBERTO DELLA SALA (“the Executive”) since October 1st 2008 is dated 18 February 2010.

By executing this extension, the Company and the Executive agree that the Agreement expiring on December 31st 2011 is extended to July, 31st 2013, pursuant to Article 10, Paragraph 4, Law Decree n. 368 of 6 September 2001, as modified by Law n. 247 of 24 December 2007.

All other conditions remain unchanged.

It is agreed that on the expiry date above the Agreement will terminate without any further communication.

FOSTER WHEELER GLOBAL E&C S.R.L.	THE EXECUTIVE

BY

NAME: Franco Baseotto	NAME: Umberto della Sala
A Board of Directors’ Member

FOSTER WHEELER GLOBAL E&C S.R.L.
Via S.Caboto 1, 20094 Corsico ( Milano )
Capitale Sociale I.V. € 400.000.000 - Codice Fiscale/Partita Iva/Reg. Imprese 05959280966 R.E.A. MI n. 1861716
Società soggetta alla direzione e coordinamento della controllante Foster Wheeler Europe Ltd.